TEAM ASSET STRATEGY FUND

Supplement to the Prospectus dated February 28, 2011

The Board of Trustees of the Valued Advisers Trust has determined to activate the Rule 12b-1 Plan for the TEAM Asset Strategy Fund (the “Fund”), effective March 1, 2012.  As a result, the disclosure contained in footnote number 1 to the fee table in the summary section of the Fund’s prospectus under the heading, “Fees and Expenses of the Fund” is replaced with the following:

“1.
The Fund has adopted a 12b-1 Plan that permits the Fund to pay 0.25% of its average daily net assets to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated prior to February 29, 2012.  However, effective March 1, 2012, the Plan will be activated, and the Fund will, as a result, begin to incur the fees associated with the Plan”

Additionally, the disclosure found in the Fund’s prospectus under the heading “Distribution Plan” is replaced by the following:

“The Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to Fund shareholders (the “12b-1 Plan”).  The 12b-1 Plan allows shareholders of the Fund to pay annual 12b-1 expenses of 0.25%.  Over time, 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.  The Fund does not currently intend to activate the Plan prior to February 29, 2012.  However, effective March 1, 2012, the Plan will be activated, and the Fund will, as a result, begin to incur the fees associated with the Plan.”

This supplement and the Prospectus provide the information a prospective investor should know about the TEAM Asset Strategy Fund and should be retained for future reference. A Statement of Additional Information, dated February 28, 2011, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (877) 832-6952.

Supplement dated June 27, 2011

TEAM ASSET STRATEGY FUND

Supplement to the Statement of Additional Information dated February 28, 2011

The Board of Trustees of the Valued Advisers Trust has determined to activate the Rule 12b-1 Plan for the TEAM Asset Strategy Fund (the “Fund”), effective March 1, 2012.  As a result, the disclosure found in the Fund’s Statement of Additional Information in the second paragraph under the heading “Distribution Plan” is replaced by the following:

The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”).  The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred.  It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.  The Trust and the Distributor have agreed to waive the 12b-1 fees, and the 12b-1 Plan will not be activated prior to February 28, 2012.  However, effective March 1, 2012, the Plan will be activated and the Fund will, as a result, begin to incur the fees associated with the Plan.

Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the TEAM Asset Strategy Fund’s prospectus.  These documents provide information that you should know before investing, and should be retained for future reference.  These documents are available upon request and without charge by calling Shareholder Services at (877) 832-6952.

 Supplement dated June 27, 2011